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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Silver Bay Realty Trust Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SILVER BAY REALTY TRUST CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 22, 2013

To our Stockholders:

        On behalf of the Board of Directors of Silver Bay Realty Trust Corp., it is my pleasure to invite you to the 2013 Annual Meeting of Stockholders of Silver Bay Realty Trust Corp., a Maryland corporation, to be held at The Grand Hotel Minneapolis, Grand Ballroom, 615 Second Avenue South, Minneapolis, MN 55402, on Wednesday, May 22, 2013, at 9:00 a.m. Central Time, for the following purposes:

  (1)
  To elect nine (9) directors, with each director serving until our next annual meeting of stockholders and until his or her successor is elected and qualified;

  (2)
  To consider and vote upon the ratification of the selection of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2013; and

  (3)
  To transact any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

        Stockholders of record at the close of business on April 1, 2013, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement of the meeting. The accompanying Proxy Statement contains further information about the business to be conducted at the Annual Meeting.

        We are pleased to furnish our proxy materials over the Internet. This process not only expedites your receipt of the proxy materials, but also lowers the cost and reduces our environmental impact. On or about April 9, 2013, we commenced mailing to each of our stockholders a Notice Regarding the Availability of Proxy Materials, which contains instructions on how to access a copy of our 2013 Proxy Statement, Annual Report on Form 10-K and other soliciting materials, and also contains instructions on how to vote electronically or how you can obtain a paper copy of our Proxy Statement and Annual Report.

        It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting in person. Accordingly, we encourage you to authorize your vote as soon as possible by following the instructions contained in the Notice Regarding the Availability of Proxy Materials you received for the Annual Meeting. The Notice includes instructions on how to authorize a proxy to vote via the Internet or toll-free telephone number, or how to request a paper proxy card to complete, sign and return via mail.

BY ORDER OF THE BOARD OF DIRECTORS,

Timothy O'Brien
General Counsel and Secretary

April 9, 2013

ADMISSION TO THE 2013 ANNUAL MEETING

        Only stockholders who own shares of our common stock as of the close of business on April 1, 2013 will be entitled to attend the 2013 Annual Meeting. If you wish to attend the Annual Meeting in person, please register in advance by contacting our Investor Relations Department at (952) 358-4400. Attendance at the Annual Meeting will be limited to persons presenting proof of stock ownership as of the record date and a form of government-issued photo identification.

  •
  If your shares are registered in your name, proof of ownership could include a copy of your account statement from our transfer agent or a copy of your stock certificate.

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  If you hold shares through an intermediary, such as a broker, bank or other nominee, proof of stock ownership could include a form of proxy from your broker, bank or other nominee or a copy of your brokerage or bank account statement. Please note: if you hold your shares through an intermediary and wish to vote your shares at the meeting, you must request a "legal proxy" from your broker, bank or other nominee and bring that proxy to the meeting.

No cameras, recording devices or large packages will be permitted in the meeting room.

SILVER BAY REALTY TRUST CORP.
PROXY STATEMENT

        The Board of Directors of Silver Bay Realty Trust Corp., a Maryland corporation, is using this proxy statement to solicit your proxy for use at our 2013 Annual Meeting. We intend to send a Notice Regarding the Availability of Proxy Materials for the Annual Meeting and make proxy materials available (or for those who request, a paper copy of this proxy statement and the form of proxy) on or about April 9, 2013 to our stockholders of record as of the close of business on April 1, 2013. References in this proxy statement to "Silver Bay," "company," "we," "us," "our" and similar terms refer to Silver Bay Realty Trust Corp.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 22, 2013

        This proxy statement and our 2012 Annual Report, which includes our Annual Report on Form 10-K, are available on the Internet at www.proxyvote.com. Pursuant to rules adopted by the Securities and Exchange Commission, or SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding the Availability of Proxy Materials to our stockholders of record as of the close of business on April 1, 2013. All stockholders will have the ability to access our proxy materials on the website referred to in the Notice Regarding the Availability of Proxy Materials or to request to receive a printed set of our proxy materials. Instructions on how to access our proxy materials over the Internet or request a printed copy of our proxy materials may be found in the Notice Regarding Availability of Proxy Materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company will pay all expenses in connection with the solicitation of the proxies relating to this Proxy Statement.

The Annual Meeting

        Our Annual Meeting will be held on Wednesday, May 22, 2013 at 9:00 a.m. Central Time at The Grand Hotel Minneapolis, Grand Ballroom, 615 Second Avenue South, Minneapolis, MN 55402.

Purpose of the Annual Meeting

        The purpose of the Annual Meeting is to vote on the following items:

  (1)
  To elect nine (9) directors, with each director serving until our next annual meeting of stockholders and until his or her successor is elected and qualified;

  (2)
  To consider and vote upon the ratification of the selection of Ernst & Young LLP to serve as our independent public accountants for our fiscal year ending December 31, 2013; and

  (3)
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The Board of Directors is not aware of any other matter to be presented for action at the Annual Meeting. Should any other matter requiring a vote of stockholders arise, it is intended that the persons named in the enclosed proxy card and acting thereunder will vote the proxies in accordance with their discretion on any such matter.

 Who Can Vote

        The Board of Directors has fixed the close of business on April 1, 2013, as the record date for determining the holders of our common stock entitled to receive notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. On the record date, there were 39,313,470 shares of our common stock outstanding. Only stockholders as of the record date are entitled to vote at the Annual Meeting and such stockholders will be entitled to one vote for each share of our common stock held on the record date, which may be exercised in person or by proxy duly authorized in writing.

How You Can Vote

        Stockholders of Record.    Stockholders of record may vote their shares or submit a proxy to have their shares voted by one of the following methods:

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  By Internet—You may authorize your proxy on-line via the Internet by accessing the website www.proxyvote.com and following the instructions provided on the Notice or proxy card. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 21, 2013.

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  By Telephone—You may authorize your proxy by touch-tone telephone by calling 1-800-690-6903. Telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 21, 2013.

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  By Mail—If you request paper copies of the proxy materials to be sent to you by mail, you may authorize your proxy by completing, signing and dating your proxy card and returning it in the enclosed reply envelope that is provided.

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  In Person—You may vote in person at the Annual Meeting by completing a ballot; however, attending the Annual Meeting without completing a ballot will not count as a vote.

        Beneficial Owners.    If you are the beneficial owner of your shares of common stock (that is, you hold your shares in "street name" through an intermediary such as a broker, bank or other nominee), you will receive instructions from your broker, bank or nominee. Your broker, bank or nominee will not vote your shares of stock on many matters unless you provide them instructions on how to vote your shares of stock. You should instruct your broker or nominee how to vote your shares of stock by following the directions provided by your broker or nominee. Alternatively, obtain a proxy from your bank, broker or other holder of record and bring it with you to hand in with a ballot in order to be able to vote your shares at the meeting.

Changing Your Vote

        You may change your vote at any time before the proxy is exercised. For stockholders of record, if you voted by mail, you may revoke your proxy at any time before it is voted by executing and delivering a timely and valid later-dated proxy, by voting by ballot at the meeting or by giving written notice to the Secretary. If you voted via the Internet or by telephone you may also change your vote with a timely and valid later Internet or telephone vote, as the case may be, or by voting by ballot at the meeting. Attendance at the meeting will not have the effect of revoking a proxy unless (1) you give proper written notice of revocation to the Secretary before the proxy is exercised; or (2) you vote by ballot at the meeting.

Method of Counting Votes; Quorum

        Shares represented by valid proxies will be voted in accordance with instructions contained therein. If no specification is made, such shares will be voted (i) "FOR" the election of the nine director nominees listed on the proxy card and (ii) "FOR" the ratification of the selection of

Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2013.

        If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. Under the rules of the New York Stock Exchange, or NYSE, your broker or nominee has discretion to vote your shares on routine matters, such as Proposal 2, but does not have discretion to vote your shares on non-routine matters, such as Proposal 1. Therefore, if you do not instruct your broker as to how to vote your shares on Proposal 1, this would be a "broker non-vote" and your shares would not be counted as having been voted on the applicable proposal. We strongly encourage you to instruct your broker or nominee on how you wish to vote your shares.

        The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting. Pursuant to Maryland law, broker non-votes and abstentions are not included in the determination of the shares of common stock voting on such matter, but are counted for quorum purposes.

        Even if you currently plan to attend the annual meeting, we recommend that you also submit your proxy as described above so that your vote will be counted in case you later decide not to attend the meeting. Submitting your proxy in advance of the meeting does not affect your right to attend the annual meeting and vote in person.

        Our principal executive offices are located at 601 Carlson Parkway, Suite 250, Minnetonka, Minnesota 55305. Notices of revocation of proxies should be sent to that address, attention Secretary.

 PROPOSAL 1: ELECTION OF DIRECTORS

Board Composition

        Our Bylaws provide for annual election of directors. Our Charter and Bylaws also provide that the number of directors shall be determined by our Board of Directors, which has set the number at nine.

Director Nominations

        Each of our current directors has been recommended by the Nominating and Corporate Governance Committee and nominated by our Board of Directors to stand for election at the 2013 Annual Meeting and to hold office until our annual meeting of stockholders to be held in 2014 or until his or her successor is duly elected and qualified. It is expected that each of the director nominees will be able to serve, but if any such nominee is unable to serve for any reason, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees. A stockholder using the enclosed form of proxy can vote for or withhold his or her vote from any or all of the nominees.

        We have set forth below certain information with respect to the members of our Board of Directors. The business address of each nominee is Silver Bay Realty Trust Corp., 601 Carlson Parkway, Suite 250, Minnetonka, Minnesota 55305.

        We believe that each of our director nominees displays personal and professional integrity; satisfactory levels of education and/or business experience; business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board and its committees; a fit of skills and personality with those of our other directors that helps build a Board that is effective and responsive to the needs of the Company; strategic thinking and a willingness to express ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of our stockholders. The information presented below regarding each nominee or director also sets forth specific experience, qualifications, attributes and skills that led our Board to conclude that he or she should serve as a director.

Nominees for Election to the Board

Name and Year First Elected as a Director	Age	Background Information
Thomas W. Brock (2012)	65	Thomas W. Brock was appointed to our board of directors in connection with our initial public offering and serves as our lead independent director. From 2006 until the end of 2012, Mr. Brock was the Chief Executive Officer of Stone Harbor Investment Partners, a fixed income investment manager focused on credit and multi sector allocation strategies and, in that role, served as a trustee of a Stone Harbor's closed-end fund and five Stone Harbor's open-end funds. Mr. Brock currently serves as a director of Liberty All-Star Growth Fund, Inc. and as a trustee of Liberty All-Star Equity Fund, each a closed end fund, and has served in those roles since 2005. Prior to joining Stone Harbor Investment Partners, Mr. Brock was an adjunct professor of Finance at Columbia University Graduate School of Management from 1998 to 2005, where he taught courses relating to money management and investment banking. From 1974 to 1998, Mr. Brock held various positions with Salomon Brothers Inc., including Chief Executive Officer of Salomon Brothers Asset Management, Chief Administrative Officer, and Director of Global Research. Mr. Brock received an MBA from Northwestern University Kellogg School of Management and a B.S. from Miami University. We believe Mr. Brock is an appropriate director based on his experience in investment management and financial analysis.

Name and Year First Elected as a Director	Age	Background Information
Tanuja M. Dehne (2012)	41

Tanuja M. Dehne was appointed to our board of directors in connection with our initial public offering. Since 2011, Ms. Dehne has been Senior Vice President, Human Resources of NRG Energy, Inc. [NYSE: NRG], a publicly listed power generation and retail electricity company. Ms. Dehne leads all areas of Human Resources at NRG Energy, Inc. as well as benefits, compensation, labor and employee relations, recruiting and staffing, organizational development and training and human resources information systems for the company. From 2005 to 2011, Ms. Dehne served as the Corporate Secretary of NRG Energy, Inc., where she was responsible for corporate governance, corporate transactions, including financings, mergers and acquisitions, public and private securities offerings and securities and stock exchange matters and reporting compliance for the company. In this role, Ms. Dehne also served as the primary executive liaison to the Board of Directors and each of its standing committees. From 2004 to 2007, Ms. Dehne was Assistant General Counsel, Securities and Finance at NRG Energy, Inc. and was promoted to Deputy General Counsel in 2007. Prior to joining NRG Energy, Inc., Ms. Dehne was an associate at Saul Ewing LLP, a law firm in Philadelphia, Pennsylvania and Princeton, New Jersey. Ms. Dehne received a J.D. from Syracuse University, an M.A. from the University of Pennsylvania and a B.A. from Lafayette College. She is admitted to practice law in New York, New Jersey, Pennsylvania and before the U.S. Supreme Court. We believe Ms. Dehne is an appropriate director because of her broad public-company experience, including her knowledge of corporate governance, securities law, human resources and complex transactions.

Name and Year First Elected as a Director	Age	Background Information
William W. Johnson (2012)	51

William W. Johnson was appointed to our board of directors in connection with our initial public offering, pursuant to contractual rights of Two Harbors Investment Corp. [NYSE: TWO], or Two Harbors, granted in connection with our acquisition of a subsidiary of Two Harbors simultaneously with the closing of our initial public offering. Mr. Johnson is an independent director of Two Harbors Investment Corp. From 2010 to May 2012, Mr. Johnson was a Partner and Deputy Head of Asset Management at Perella Weinberg Partners in New York, a privately owned financial services firm. Previously, he was a Managing Director of J.P. Morgan, a financial services firm, from 2006 to 2009, where he held senior roles including Divisional Management and Risk Committee Member, Head of Proprietary Positioning Business and Head of Tax-Exempt Capital Markets. From 2004 to 2005, Mr. Johnson was a private investor. From 2001 to 2003, Mr. Johnson was President of Paloma Partners, a private capital management company in Greenwich, Connecticut. From 1984 to 2001, Mr. Johnson worked for UBS and its predecessors in Chicago, Singapore, London and Basel. He began his career at O'Connor and Associates in currency options trading and served in several senior management functions including Divisional Management and Risk Committee Member and Global Head of Treasury Products. Mr. Johnson received an MBA from the University of Chicago and a B.S. from the University of Pennsylvania Wharton School. We believe Mr. Johnson is an appropriate director because of his knowledge of financial markets and trading and his career in financial markets.

Name and Year First Elected as a Director	Age	Background Information
Stephen G. Kasnet (2012)	67

Stephen G. Kasnet was appointed to our board of directors in connection with our initial public offering, pursuant to contractual rights of Two Harbors granted in connection with our acquisition of a subsidiary of Two Harbors simultaneously with the closing of our initial public offering. Mr. Kasnet is the lead independent director of Two Harbors Investment Corp. [NYSE: TWO]. Mr. Kasnet has also been a director of Columbia Laboratories, Inc., a specialty pharmaceuticals company [NASDAQ: CBRX], since August 2004 and Chairman of the Board of Columbia Laboratories since November 2004. From 2007 to 2009, Mr. Kasnet was the Chairman of Dartmouth Street Capital LLC, a private investment firm. He was also the President and Chief Executive Officer of Raymond Property Company LLC, a real estate company, from 2007 through October 2009. From 2000 to 2006, he was President and Chief Executive Officer of Harbor Global Company, Ltd., an asset management, natural resources and real estate investment company, and President of the PIOglobal, a Russian real estate investment fund. From 1995 to 1999, Mr. Kasnet was a director and member of the Executive Committee of The Bradley Real Estate Trust. He was Chairman of Warren Bank from 1990 to 2003. Mr. Kasnet has also held senior management positions with other financial organizations, including Pioneer Group, Inc., First Winthrop Corporation and Winthrop Financial Associates, and Cabot, Cabot and Forbes. He serves as Chairman of the Board of Rubicon Ltd., a forestry company, as a director of Tenon Ltd., a wood products company, and as a director of First Ipswich Bancorp, a bank owned by Brookline Bancorp. He is also a trustee of the board of the Governor's Academy, a private coed boarding high school in Byfield, Massachusetts. Mr. Kasnet received a B.A. from the University of Pennsylvania. We believe Mr. Kasnet is an appropriate director based on his audit committee experience, his real estate knowledge and his past and current experience as a director of other public companies.

Name and Year First Elected as a Director	Age	Background Information
Irvin R. Kessler (2012)	57

Irvin R. Kessler was appointed to our board of directors in connection with our initial public offering and serves as Vice-Chairman. Mr. Kessler is the one-third owner of our external manager, PRCM Real Estate Advisers LLC, or our Manager, and is Chief Executive Officer and managing member of Provident Real Estate Advisors LLC, the managing member of five limited liability companies, or the Provident Entities, that we acquired simultaneously with the closing of our initial public offering. Mr. Kessler formed Provident Real Estate Advisors LLC in June 2007 and through it and the Provident Entities began to implement a strategic residential real estate investment strategy with hubs in Minnesota, Arizona, Nevada, Florida and Georgia. Mr. Kessler served as the Chief Executive Officer of our Manager from January 2012 to September 2012 and helped oversee the buildup of our Manager's operational capabilities. Mr. Kessler has extensive experience as an investor in a variety of asset classes. From 2003 through 2012, Mr. Kessler opened multiple funds focused on varying investment strategies. In 1994 and 1995, he co-founded Deephaven Capital Management, a hedge fund management company, and Arbitrade LLC, an options market making firm, respectively; he served as Chief Investment Officer and Chief Executive Officer from 1998 until retiring in 2001 and selling the parent company of both firms to Knight Trading Group in 2000. Mr. Kessler was also a director on the boards of the Chicago Board Options Exchange, or CBOE, and the Cincinnati Stock Exchange beginning in 1988. Prior to that, Mr. Kessler was a floor trader on various Chicago Exchanges including CBOE, the Chicago Board of Trade and the Chicago Mercantile Exchange. We believe Mr. Kessler is an appropriate director because of his experience investing in and overseeing the management of single-family properties gained in the past three years. Mr. Kessler also has an intimate knowledge of the operations of our Manager and our Manager's operating subsidiary, which should prove a valuable resource to our board of directors. We also believe Mr. Kessler is an appropriate director because of his general investment expertise.

Name and Year First Elected as a Director	Age	Background Information
David N. Miller (2012)	37

David N. Miller is our Chief Executive Officer, President and a member of our board of directors. Mr. Miller has been a director and executive officer since August 2012. Beginning in 2011, Mr. Miller served as a Managing Director of Pine River Capital Management L.P. and Two Harbors Investment Corp., where he focused on strategy and new business development, including the formation and development of Silver Bay and the single-family property rental business. From 2008 to 2011, Mr. Miller served in various roles at the U.S. Department of Treasury, including as the Chief Investment Officer of the Troubled Asset Relief Program (TARP) where he was instrumental in building various investment programs and business units and overseeing the investment portfolio. From 2007 to 2008, Mr. Miller was a portfolio manager at HBK Capital Management focusing on equity investments. From 1998 through 2007, he held various positions at Goldman, Sachs & Co., including as a Vice President in the Special Situations Investing Group (2004-2007) where he focused on proprietary investments in debt and equity and as a financial analyst in the investment banking division (1998-2001) where he focused on corporate finance and mergers and acquisitions. Mr. Miller received an MBA from Harvard Business School and a B.A. in Economics from Dartmouth College. We believe Mr. Miller is an appropriate director because of his management role and knowledge of the operations of our Manager and our Manager's operating subsidiary as well as his general investment expertise.

Thomas Siering (2012)	53

Thomas Siering was appointed to our board of directors in connection with our initial public offering. Mr. Siering is the Chief Executive Officer and a director of Two Harbors Investment Corp. [NYSE: TWO] and a Partner of Pine River Capital Management L.P. Prior to joining Pine River in 2006, Mr. Siering was head of the Value Investment Group at EBF & Associates, a private investment firm, from 1999 until 2006. During that period, he was also the manager for Merced Partners, LP, a private investment firm, and Tamarack International Limited, a closed-end, non-diversified investment management company. Mr. Siering was named a Partner at EBF & Associates in 1997. Mr. Siering joined EBF & Associates in 1989 as a trader. From 1987 to 1989, Mr. Siering held various positions in the Financial Markets Department at Cargill, Inc. From 1981 until 1987, Mr. Siering was employed in the Domestic Soybean Processing Division at Cargill in both trading and managerial roles. Mr. Siering holds a B.B.A. from the University of Iowa with a major in Finance. We believe Mr. Siering is an appropriate director because of his knowledge of our Manager and its affiliate organizations, which will help ensure that our Manager devotes adequate resources to us. We also believe Mr. Siering is an appropriate director because of his investment and public company management expertise.

Name and Year First Elected as a Director	Age	Background Information
Brian C. Taylor (2012)	48

Brian C. Taylor was appointed to our board of directors in connection with our initial public offering and serves as Chairman. Mr. Taylor is the Chief Executive Officer and Chief Investment Officer of Pine River Capital Management L.P. Mr. Taylor founded Pine River in 2002 and is responsible for management of the business and oversight of its funds. Prior to Pine River's inception, Mr. Taylor was with EBF & Associates from 1988 to 2002; he was named head of the convertible arbitrage group in 1994 and Partner in 1997. His responsibilities included portfolio management, marketing, product development and trading information systems development. Mr. Taylor received an MBA from the University of Chicago and a B.S. from Millikin University. Mr. Taylor passed the Illinois Certified Public Accountant Examination in 1986. Mr. Taylor also serves as chairman of the board of directors of Two Harbors Investment Corp. [NYSE: TWO]. We believe Mr. Taylor is an appropriate director because of his knowledge of our Manager and its affiliate organizations. Mr. Taylor also plays a key liaison role between day-to-day management of Silver Bay and our independent directors. We also believe Mr. Taylor is an appropriate director because of his investment expertise.

Ronald N. Weiser (2012)	67

Ronald N. Weiser was appointed to our board of directors in connection with our initial public offering. Mr. Weiser served as Ambassador to the Slovak Republic from 2001 to 2005, and has been active in politics, public service and private investments most of his adult life. He founded McKinley Associates Inc., a national real estate investment firm, in 1968, and served as its Chief Executive Officer and Chairman until 2001. In 1984, Mr. Weiser and his wife founded the McKinley Foundation, a public community foundation. Mr. Weiser serves on a number of public non-profit boards, including The Henry Ford, and the President Gerald R. Ford Foundation. Mr. Weiser holds a B.B.A. from the University of Michigan, where he also did graduate work in business and law. We believe Mr. Weiser is an appropriate director because of his extensive experience as an executive and investor in the real estate industry, and his broad public service in both government and non-profit spheres.

Recommendation of Board; Vote Required

        The vote of a plurality of all of the votes cast at a meeting at which a quorum is present is necessary for the election of a director. For purposes of the election of directors, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL THE DIRECTOR NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE AND BOARD MATTERS

        Our Board of Directors is committed to maintaining the highest standards of business conduct and corporate governance. As described more fully below, we have adopted a Code of Business Conduct and Ethics for officers and directors, as well as our external manager, and have adopted Corporate Governance Guidelines, which, in conjunction with our Charter, Bylaws and our board committee charters, provides the framework for our corporate governance.

        You can access our Code of Business Conduct and Ethics, our Corporate Governance Guidelines, the charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, and certain other of our policies under "Governance Documents" in the Investor Relations section of our website at www.silverbayrealtytrustcorp.com or by writing to our Investor Relations department at: Silver Bay Realty Trust Corp., 601 Carlson Parkway, Suite 250, Minnetonka, MN 55305.

Director Independence

        The rules of the NYSE require that a majority of a company's board of directors be composed of independent directors. An "independent director" is defined generally as a person other than an executive officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company's board of directors, would interfere with the director's exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, our board of directors has affirmatively determined that each of Mr. Brock, Ms. Dehne, Mr. Johnson, Mr. Kasnet and Mr. Weiser is an independent director.

Leadership Structure of the Board of Directors

        The Board of Directors is led by a Chairman who is appointed by the directors. Both independent and non-independent directors are eligible for appointment as the Chairman. The Chairman presides at all meetings of the stockholders and of the Board of Directors as a whole. The Chairman performs such other duties, and exercises such powers, as from time to time shall be prescribed in our Bylaws or by the Board of Directors. Mr. Taylor has been appointed as our Chairman.

        Our Corporate Governance Guidelines provide that the independent directors shall appoint one of their members to serve as the lead independent director. The lead independent director is responsible for coordinating the activities of the other independent directors, including scheduling and conducting separate meetings of the independent directors and for such other duties as are assigned from time to time by the Board of Directors. Mr. Brock has been appointed as the lead independent director.

        The Board of Directors consists of a majority of independent directors and exercises a strong, independent oversight function. All of the Committees of the Board of Directors—Audit, Compensation and Nominating and Corporate Governance Committees—are comprised entirely of independent directors. A number of Board of Directors and Committee processes and procedures, including regular executive sessions of non-management directors and a regular review of the performance of PRCM Real Estate Advisers LLC, or our Manager, provide substantial independent oversight of our management's performance. Under our Bylaws and Corporate Governance Guidelines, the Board of Directors has the ability to change its structure if it determines that such a change is appropriate and in the best interest of the Company. The Board of Directors believes that these factors provide the appropriate balance between the authority of those who oversee the Company and those who manage it on a day-to-day basis.

        We currently separate the roles of Chairman and Chief Executive Officer. However, our Chairman and our Chief Executive Officer are both affiliated with our Manager and our Manager's majority owner, Pine River Domestic Management L.P., or Pine River. The Board of Directors believes that this affiliation benefits the Company because these individuals are knowledgeable about the Company's business and because they are able to ensure that adequate resources are devoted to Silver Bay by our Manager and Pine River.

Board Committees

        Our Board of Directors has formed three committees, an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, and has adopted charters for each of these Committees. Each Committee is composed exclusively of directors who meet the independence and other requirements established by the rules and regulations of the SEC and the NYSE listing standards. Additionally, the Compensation Committee is composed exclusively of individuals intended to be, to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, non-employee directors and will, at such times as we are subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, qualify as outside directors for purposes of Section 162(m) of the Code.

        The following table summarizes the current membership of each of our Committees.

Director	Audit	Compensation	Nominating & Corporate Governance
Thomas W. Brock	x	Chair
Tanuja M. Dehne		x	Chair
Stephen G. Kasnet	Chair	x
William W. Johnson	x		x
Ronald N. Weiser			x

Audit Committee

        The Audit Committee is responsible for engaging our independent certified public accountants, preparing Audit Committee reports, reviewing with the independent certified public accountants the plans and results of the audit engagement, approving professional services provided by the independent certified public accountants, reviewing the independence of the independent certified public accountants, considering the range of audit and non-audit fees and reviewing the adequacy of our internal controls.

        The Audit Committee is, and will at all times be, composed exclusively of "independent directors" as defined under the NYSE listing standards and who otherwise meet the NYSE listing standards. Each member of the Audit Committee is also financially literate, in that each of them is able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement.

        In addition, a listed company must certify that its audit committee has and will continue to have at least one member who is financially sophisticated in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual's financial sophistication. The Board of Directors has determined that Mr. Kasnet meets the financial sophistication requirements of the NYSE and also qualifies as an "audit committee financial expert," as defined under rules and regulations of the SEC. Mr. Kasnet also serves on the audit committees of three other public companies and has disclosed those obligations to us. The Nominating and Corporate Governance Committee and the Board of Directors reviewed Mr. Kasnet's obligations as a member of other audit committees and determined that his simultaneous service on those other audit committees does not impair his ability to effectively serve on, and Chair, our Audit Committee.

        The Audit Committee's purpose and responsibilities are more fully set forth in the Audit Committee's charter, which was originally adopted by the Board of Directors on December 3, 2012 and updated on February 25, 2013 and is available on our website at www.silverbayrealtytrustcorp.com.

Compensation Committee

        The Compensation Committee is responsible for evaluating the performance of our officers, reviewing any compensation payable to our directors and officers, evaluating the performance of our Manager, reviewing the compensation and fees payable to our Manager under the management agreement, preparing compensation committee reports, reviewing the compensation and fees payable to any affiliates of our Manager or any other related party, and administering the issuance of any common stock or other equity awards issued to personnel of our Manager or its affiliates who provide services to us.

        The Compensation Committee also reviews and makes recommendations to the Board of Directors on the compensation of the Company's non-executive directors. In reviewing and making recommendations on non-executive director compensation, the Compensation Committee considers, among other things, the following policies and principles:

  •
  the compensation that is paid to directors of other companies that are comparable to us;

  •
  the amount of time it is likely directors will be required to devote to preparing for and attending meetings of the Board of Directors and the Committees on which they serve;

  •
  the success of the Company;

  •
  whether a director is a chairman of one of the Committees of the Board of Directors and the time commitment related thereto;

  •
  if a Committee on which a director serves undertakes a special assignment, the importance of that special assignment to the Company and its stockholders; and

  •
  the risks involved in serving as a director of the Board of Directors or a member of its Committees.

        None of our executive officers are involved in determining non-executive director compensation levels, although the Company's management may support the Committee with provision of information, data and other resources in connection with its compensation recommendations to the full Board of Directors.

        The Compensation Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee. The Compensation Committee's purpose and responsibilities are more fully set forth in the Compensation Committee's charter.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is responsible for seeking, considering and recommending to the Board of Directors qualified candidates for election as directors and approving and recommending to the full Board of Directors the appointment of each of our executive officers. It also periodically prepares and submits to the Board of Directors for adoption its selection criteria for director nominees. It reviews and makes recommendations on matters involving the general operation of the Board of Directors and our corporate governance, and annually recommends to the Board of Directors nominees for each Committee of the Board of Directors. In addition, the Nominating and Corporate Governance Committee will annually facilitate the assessment of the Board of Directors' performance as a whole and of the individual directors and report thereon to the Board of Directors.

        The Nominating and Corporate Governance Committee's purpose and responsibilities are more fully set forth in its charter.

Director Selection

        Our Corporate Governance Guidelines provide the following minimum qualifications for directors in order to be suitable for a position on the Board of Directors:

  •
  possession of the highest personal and professional ethics, integrity and values;

  •
  the ability to exercise good business judgment and be committed to representing the long-term interests of the Company and its stockholders;

  •
  an inquisitive and objective perspective, practical wisdom and mature judgment; and

  •
  willingness to devote the necessary time and effort to Board of Director duties, including preparing for and attending meetings of the Board of Directors and its Committees.

        In considering candidates for nomination as a director, the Nominating and Corporate Governance Committee generally assembles all information regarding a candidate's background and qualifications, evaluates a candidate's mix of skills and qualifications and determines the contribution that the candidate could be expected to make to the overall functioning of the Board of Directors. Although we do not have a formal policy on diversity, our corporate governance guidelines provide that the Company shall endeavor to have a Board of Directors representing a diverse education and experience that provides knowledge of business, financial, governmental or legal matters that are relevant to our business and to our status as a publicly owned company. With respect to the re-nomination of current directors, the Committee considers the foregoing factors as well as past participation in and contributions to the activities of the Board of Directors. The Nominating and Corporate Governance Committee will also take into account any contractual rights to appoint directors, such as the Director Designation Agreement with Two Harbors described below.

        The Nominating and Corporate Governance Committee will consider candidates recommended for nomination to the Board of Directors by our stockholders. Stockholder recommendations for nominees to the Board of Directors should be submitted in writing to our Secretary. The manner in which the Committee evaluates candidates recommended by stockholders is generally the same as any other candidate. However, the Committee will also seek and consider information concerning any relationship between a stockholder recommending a candidate and the candidate to determine if the candidate can represent the interests of all of the stockholders. The Committee will not evaluate a candidate recommended by a stockholder unless the stockholder's proposal provides a certification that the potential candidate will serve as a director if elected.

Board and Committee Meetings

        The Board of Directors held one meeting and, prior to our initial public offering, took action by unanimous written consent five times during 2012. The Audit Committee, which was formed on December 13, 2012, held one meeting during 2012. The Compensation Committee and the Nominating and Corporate Governance Committee, each of which was formed on December 13, 2012, did not meet during 2012. Each of our directors attended at least 75% of the aggregate total number of meetings held by the Board and all committees on which he or she served during 2012. Although we do not have a policy on director attendance at the Annual Meeting, directors are strongly encouraged to attend the Annual Meeting.

 Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics that applies to our officers and directors and to our Manager's and Pine River's officers, directors and employees when such individuals are acting for us or on our behalf. Among other matters, our Code of Business Conduct and Ethics is designed to detect and deter wrongdoing and to promote:

  •
  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  •
  full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

  •
  compliance with applicable governmental laws, rules and regulations;

  •
  prompt internal reporting of violations of the Code of Business Conduct and Ethics to appropriate persons identified in the Code; and

  •
  accountability for adherence to the Code of Business Conduct and Ethics.

        Any waiver of the Code of Business Conduct and Ethics for our executive officers or directors may be made only by our Board of Directors or a Committee thereof and will be promptly disclosed as required by law or stock exchange regulations. No waivers were issued in 2012.

Communications with our Board of Directors

        We provide the opportunity for stockholders and all other interested parties to communicate with members of our Board of Directors. Communications with the independent directors or the chairperson of any of the Committees of the Board of Directors may occur by regular mail or email. Communications sent by regular mail should be sent to the attention of the Independent Directors, the Chair of the Audit Committee, the Chair of the Compensation Committee, or the Chair of the Nominating and Corporate Governance Committee, as the case may be, in each instance in care of our Secretary at our office at 601 Carlson Parkway, Suite 250, Minnetonka, Minnesota 55305. Communications by e-mail should be sent to our Secretary and General Counsel, at corporatesecretary@silverbaymgmt.com.

        Our Secretary will review each communication received in accordance with this process to determine whether the communication requires immediate action. The Secretary will forward all appropriate communications received, or a summary of such communications, to the appropriate member(s) of our Board of Directors. However, we reserve the right to disregard any communication that we determine is unduly hostile, threatening or illegal, or does not reasonably relate to us or our business, or is similarly inappropriate. Our Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

        Stockholder proposals must be made in accordance with the procedures set forth in our current Bylaws or the procedures set forth in Rule 14a-8 of the Exchange Act and not the procedures set forth in the preceding paragraph. Nominations for the Board of Directors proposed may only be made in accordance with the procedures set forth in our Bylaws. The procedures set forth in our Bylaws for stockholder proposals, including nominations for our Board of Directors, as well as the procedures set forth in Rule 14a-8 for stockholders proposals are described in "Other Information—Stockholders Proposals and Director Nominations for 2014 Annual Meeting" in this proxy statement.

DIRECTOR COMPENSATION

Compensation Philosophy

        We pay director fees only to those members of our board of directors who are independent under the listing standards of the NYSE. In addition, directors who are affiliated with Pine River Capital Management L.P. and its affiliates, or Provident Real Estate Advisors LLC and its affiliates, are not entitled to director fees.

        Our goal is to provide compensation for our independent directors in a manner that enables us to attract and retain outstanding directors and reflects the substantial time commitment necessary to oversee the company's affairs. We also seek to align the interest of our directors and our stockholders and we have chosen to do so by compensating our directors with a mix of cash and equity-based compensation. As a result, each independent director is entitled to receive an annual fee of $100,000 for board service; each chair of the Audit, Compensation and Nominating and Corporate Governance committees will receive an additional fee of $15,000 and our lead independent director will receive an additional fee of $10,000. The annual board fee is payable half in cash and half in restricted stock, and the annual chair fees and lead independent director fees are payable in cash, each as set forth below.

Cash Fees and Retainers

        The $50,000 cash portion of the annual board fee, the chair fees, and the lead independent director fees are payable quarterly in arrears, subject to the director's continued service to the company as an independent director, a committee chair or lead independent director, as applicable, on the last day of the preceding quarter. Such cash amounts are prorated in the case of service for less than the entire quarter.

Equity Awards and Equity Retainers

  Initial Award for New Directors

        On the date a new independent director becomes a member of the board of directors, each such independent director will automatically receive an award of restricted stock with a fair market value of $50,000 on the date of grant. This initial award will become fully vested on the first anniversary of the date of award, subject to the director's continued board service through such vesting date.

  Annual Equity Retainer for Continuing Board Members

        Each continuing independent director will automatically receive an annual equity retainer in the form of an award of restricted stock with a fair market value of $50,000 on the date of each annual meeting of stockholders. This annual equity retainer for such independent directors will vest as to all of such shares on the earlier of (i) the one year anniversary of the date of grant or (ii) the date immediately preceding the date of our next annual meeting of stockholders, subject in each case, to the independent director's continued service to the company through the vesting date.

  Provisions Applicable to All Equity Awards

        The equity awards are subject to the terms and conditions of our 2012 Equity Incentive Plan, or the 2012 Plan, described below and the terms of the Restricted Stock Agreements entered into between the company and each director in connection with such awards. The number of shares subject to issuance for a restricted stock award is determined based on (x) the dollar amount of the award listed above divided by (y) the fair market value of our common stock on the date of grant. Furthermore, all vesting for any such awards to board members will terminate and become fully vested upon a change of control.

  Additional Compensation for Independent Directors at Time of Initial Public Offering

        In addition to the annual fees described above, as additional compensation and in recognition of the additional work involved as independent directors of a newly public company, those independent directors who joined our board in connection with our initial public offering will also receive $25,000 in cash, which will be paid on the date of our first annual meeting of stockholders, and $25,000 in restricted shares of our common stock, which will be granted on the date of our first annual meeting of stockholders and become fully vested on the first anniversary of the date of grant, so long as such director is serving as a member of our board of directors on the vesting date.

2012 Director Compensation Table

        The following table details the total compensation of our independent directors for the year ended December 31, 2012:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Thomas W. Brock	$3,542	$50,006	—	—	—	—	$53,548
Tanuja M. Dehne	$3,069	$50,006	—	—	—	—	$53,075
William W. Johnson	$2,361	$50,006	—	—	—	—	$52,367
Stephen G. Kasnet	$3,069	$50,006	—	—	—	—	$53,075
Ronald N. Weiser	$2,361	$50,006	—	—	—	—	$52,367

(1)
Represents prorated cash portion of the annual board fees, chair fees, and lead independent director fees.

(2)
Each independent director at the time of our initial public offering received, as an initial award for new directors, a grant of 2,703 shares of restricted stock. These shares will become fully vested on December 19, 2013, so long as such director is serving as a member of the board of directors on such date. The fair value of each restricted stock award, which was granted on the effective date of our initial public offering, was measured based on our initial public offering price of our common stock of $18.50 per share.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We are asking our stockholders to ratify the selection of Ernst & Young LLP, or E&Y, as our independent registered public accountants for our fiscal year ending December 31, 2013. Although ratification is not required by our Bylaws or otherwise, the Board of Directors is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Silver Bay. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

Auditor Fees

        The aggregate fees billed to us for professional services performed by Ernst & Young LLP were as follows for the year ended December 31, 2012:

2012
Audit Fees(a)	$939,841
Audit-Related Fees(b)	14,000
Tax Fees(c)	28,280
All Other Fees(d)	—

Total Principal Accountant Fees	$982,121

(a)
Audit Fees pertain to the audit of our annual Consolidated Financial Statements, including comfort letters to underwriters in connection with our registration statements and common stock offerings, attest services, consents to the incorporation of the E&Y audit report in publicly filed documents and assistance with and review of documents filed with the SEC and audit, preparation of review, as applicable, of all financial statements contained in the registration statements and prospectuses related to our initial public offering, including amounts reimbursed by us to Two Harbors or our Manager as agree in connection with our initial public offering.

(b)
Audit Related Fees pertain to assurance and related services that are traditionally performed by the principal accountant, including accounting consultations and audits in connection with proposed or consummated acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.

(c)
Tax Fees pertain to services performed for tax compliance, including REIT compliance, tax planning and tax advice, including preparation of tax returns and claims for refund and tax-payment planning services. Tax planning and advice also includes assistance with tax audits and appeals, and tax advice related to specific transactions.

        The services performed by Ernst & Young LLP for 2012 were pre-approved in accordance with the pre-approval policy set forth in our Audit Committee Charter. This policy requires that all engagement fees and the terms and scope of all auditing and non-auditing services be reviewed and approved by the Audit Committee in advance of their formal initiation.

 Recommendation of Board; Vote Required

        The affirmative vote of a majority of all of the votes cast on the proposal is required to ratify the appointment of our independent registered public accounting firm. For purposes of the vote on the ratification of the independent registered public accounting firm, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE

        The Board of Directors has appointed an Audit Committee presently composed of three independent directors, Stephen G. Kasnet, Thomas W. Brock and William W. Johnson. Mr. Kasnet serves as chairman of the Audit Committee. Each of the directors on our Audit Committee is an independent director under the NYSE listing standards. The Board of Directors has determined that Mr. Kasnet satisfies the definition of financial sophistication and is an "audit committee financial expert," as defined under rules and regulations of the United States Securities and Exchange Commission.

        The Audit Committee's responsibility is one of oversight as set forth in its charter, which is available on our website at www.silverbayrealtytrustcorp.com under the "Investor Relations" link. It is not the duty of the Audit Committee to prepare our financial statements, to plan or conduct audits or to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Our management is responsible for preparing our financial statements and for maintaining internal controls. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present our financial position, results of operations and cash flows in conformity with generally accepted accounting principles.

        The Audit Committee has reviewed and discussed our audited financial statements with management and with Ernst & Young LLP, our independent auditors for 2012.

        The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T.

        The Audit Committee has received from Ernst & Young LLP the written disclosures and the letter from Ernst & Young LLP required by the PCAOB regarding Ernst & Young LLP's communication with the Audit Committee concerning independence, and has discussed Ernst & Young LLP's independence with Ernst & Young LLP, and has considered the compatibility of non-audit services with the auditor's independence.

        Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2012, be included in our Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the SEC. The Audit Committee also has recommended the selection of Ernst & Young LLP to serve as independent public accountants for the year ending December 31, 2013.

By the Audit Committee:
Stephen G. Kasnet, Chairman
Thomas W. Brock
William W. Johnson

 Use of Report of the Audit Committee

        In accordance with and to the extent permitted by applicable law or regulation, the information contained in the foregoing Report of the Audit Committee is not "soliciting material" and is not to be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or under the Exchange Act.

EXECUTIVE OFFICERS

        The Board of Directors plans to appoint executive officers annually following our annual meeting of stockholders to serve until the meeting of the Board of Directors following the next annual meeting of stockholders. Set forth below is certain information about each of our executive officers. The business address of each executive officer is Silver Bay Realty Trust Corp., 601 Carlson Parkway, Suite 250, Minnetonka, Minnesota 55305.

Executive Officers

Name	Age	Background Information
David N. Miller	37	Biographical information for David N. Miller, our Chief Executive Officer, is provided above under "Nominees for Election to the Board" on page 6.
Christine Battist	44
		Christine Battist is our Chief Financial Officer and Treasurer. Ms. Battist has been an executive officer since our incorporation in June 2012. Prior to this appointment, Ms. Battist served as Managing Director at Two Harbors Investment Corp. overseeing investor and media relations beginning in 2011. From 2005 to 2011, Ms. Battist served in various financial roles at The Mosaic Company [NYSE: MOS], first as Director of Financial Compliance from 2005 to 2007, leading the company's inaugural global Sarbanes Oxley design and implementation after its merger, then as Director Investor Relations from 2007 to 2011. Ms. Battist was instrumental in leading Mosaic's investor relations during its formative years and through the spin-off and secondary offering of shares held by Mosaic's largest and private stockholder in 2011. Prior to joining the Mosaic Company, Ms. Battist was Director of Internal Audit for Tuesday Morning Corporation [NASDAQ: TUES] from 2003 to 2005. Ms. Battist began her career with PricewaterhouseCoopers LLP, spending a decade in ever-increasing roles and responsibilities, overseeing financial audit engagements for public companies in the U.S. capital and debt markets, including leading acquisition and carve-out transactions. She received a B.B.A. from St. Norbert College and is licensed as a Certified Public Accountant (inactive) in the State of Texas.

Name	Age	Background Information
Patrick Freydberg	59	Patrick Freydberg is our Chief Operating Officer. Mr. Freydberg has been an executive officer since August 2012. From 2003 to 2012 Mr. Freydberg served as President and Chief Operating Officer of Northbrook Partners, LLC, a multifamily real estate management company with over $1.2 billion in assets under management for BlackRock and RREEF Real Estate. From 2001 to 2003 Mr. Freydberg was a Regional Manager for SSR Realty Advisors, the pension fund advisory division of MetLife, where he ran operations for SSR's multifamily real estate investments in the Northeast. Prior to that, Mr. Freydberg was a Director of Asset Management for Insignia/Douglas Elliman and was responsible for management of a portfolio of 5,000 distressed REO units for Citibank, the Federal Deposit Insurance Corporation and other institutions. Mr. Freydberg received an MBA from the Johnson School of Management at Cornell University and a B.S. in Engineering from Cornell University. Mr. Freydberg is a licensed real estate broker in New York and Connecticut.
Timothy W.J. O'Brien	54
		Timothy W.J. O'Brien is our General Counsel and Secretary. Mr. O'Brien has been an executive officer since our incorporation in June 2012. Mr. O'Brien is a Partner of Pine River and has served as General Counsel and Chief Compliance Officer of Pine River since 2007. Mr. O'Brien also served as General Counsel of Two Harbors from October 2009 to March 2013. From 2004 to 2006, Mr. O'Brien served as Vice President and General Counsel of NRG Energy, Inc., a publicly listed power generation company. Mr. O'Brien served as Deputy General Counsel of NRG Energy, Inc. from 2000 to 2004 and Assistant General Counsel from 1996 to 2000. Prior to joining NRG Energy, Inc., Mr. O'Brien was an associate at the law firm of Sheppard Mullin in Los Angeles and San Diego, California. He received a J.D. from the University of Minnesota Law School and a B.A. in History from Princeton University.

Executive Compensation

        We are externally managed by our Manager. Pursuant to the terms of the management agreement, our Manager provides us with our senior management team, including executive officers, along with appropriate support personnel. Each of our executive officers is an employee or partner of Pine River. We reimburse our Manager and Pine River for our allocable share of compensation paid to our executive officers, other than compensation for our Chief Executive Officer. Our Chief Executive Officer receives his compensation from Pine River. His compensation is not reimbursed by the Company, nor is he eligible for stock grants under our Equity Incentive Plan. In 2012, we paid reimbursement to our Manager of approximately $45,000 related to the salaries and benefits of our named executive officers.

2012 Summary Compensation Table

        The following table sets forth information regarding equity grants awarded to each of our executive officers during the year ended December 31, 2012. In connection with our initial public offering, our Chief Financial Officer and Treasurer and our Chief Operating Officer each received a grant of 12,162 shares of restricted stock, which vests over three years. As noted above, we do not pay any compensation to or reimburse the compensation paid to our Chief Executive Officer, nor is our Chief Executive Officer eligible to receive any equity awards.

        The table below sets forth disclosure for our principal executive officer and the two most highly compensated executive officers other than our principal executive officer. Throughout this annual report, these three officers are referred to as our named executive officers.

Name and Principal Position	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David N. Miller, President and Chief Executive Officer	—	—	—		—	—	—	—	—
Christine Battist, Chief Financial Officer and Treasurer	—	—	$224,997	(1)	—	—	—	—	$224,997
Patrick Freydberg, Chief Operating Officer	—	—	$224,997	(1)	—	—	—	—	$224,997

(1)
The fair value of each restricted stock award, which was granted on the effective date of our initial public offering, is measured based on our initial public offering price of our common stock of $18.50. See the table entitled "Outstanding Equity Awards at Fiscal Year-End" for additional details on the restricted stock awards.

Outstanding Equity Awards at December 31, 2012

        The following table shows all outstanding equity awards held by each of our named executive officers at December 31, 2012.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#)(1) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
David N. Miller	—	—	—	—	—	—		—	—	—
Christine Battist	—	—	—	—	—	12,162	(2)	$229,010	—	—
Patrick Freydberg	—	—	—	—	—	12,162	(2)	$229,010	—	—

(1)
The market value of unvested shares is calculated by multiplying the number of unvested shares held by the applicable named executive officer by the closing price of our common stock on December 31, 2012, which was $18.83.

(2)
Vests in three equal annual installments on each of December 19, 2013, December 19, 2014 and December 19, 2015, subject to continued service to the company and/or our Manager on the applicable vesting dates.

We have not made any grants of restricted stock awards to our named executive officers subsequent to December 31, 2012.

2012 Equity Incentive Plan

        As noted above, our directors and certain of our executive officers have been granted equity awards. We adopted the 2012 Plan to provide incentive compensation to attract and retain qualified directors, officers, advisors, consultants and other personnel, including certain personnel of Pine River, our Manager and their respective affiliates. Partners of Pine River and any personnel of our Manager whose compensation is not reimbursed by us are not eligible to receive grants under the 2012 Plan. The 2012 Plan is administered by the compensation committee appointed by our board of directors, which consists of three directors, each of whom is intended to be, to the extent required by Rule 16b-3 of the Exchange Act, a non-employee director and will, at such times as we are subject to Section 162(m) of the Code, qualify as an outside director for purposes of Section 162(m) of the Code.

        The 2012 Plan provides for grants of restricted common stock, restricted stock units, phantom shares, DERS and other equity based awards, subject to a ceiling of 921,053 shares available for issuance under the plan. To date, all awards under the plan have been grants of restricted stock. Under the 2012 Plan, a change in control is generally defined as the occurrence of any of the following events: (i) the acquisition of more than 50% of our voting shares by any person; (ii) the sale or disposition of all or substantially all of our assets; (iii) a merger, consolidation or statutory share exchange where our stockholders immediately prior to such event hold less than 50% of the voting power of the surviving or resulting entity; (iv) during any 12-calendar month period, our directors, including subsequent directors recommended or approved by our directors, at the beginning of such period cease for any reason other than due to death to constitute a majority of our board of directors; or (v) stockholder approval of our liquidation or dissolution. Notwithstanding the foregoing, no event or condition described in clauses (i) through (v) above shall constitute a change in control if it results from a transaction between us and our Manager or an affiliate of our Manager.

        Upon a change in control, the compensation committee may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the change in control, but only if the compensation committee determines that the adjustments do not have an adverse economic impact on the participants (as determined at the time of the adjustments). Unless otherwise provided in a grantee's award agreement, upon a change in control, all restrictions on each award will automatically lapse unless assumed by the successor entity in such transaction.

        The compensation committee may amend the terms of any award granted under the 2012 Plan, prospectively or retroactively, but generally may not impair the rights of any participant without his or her consent.

Agreements with Executive Officers

        We do not have any employment agreements with any persons and are not obligated to make any payments to any of our executive officers upon termination of employment or a change in control of the company.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

        Our common stock is listed on the NYSE under the symbol "SBY." The following table sets forth, as of April 1, 2013, certain information regarding the ownership of our common stock by:

  •
  each of our directors;

  •
  each of our executive officers;

  •
  each holder of 5% or more of our common stock; and

  •
  all of our directors and executive officers as a group.

        In accordance with SEC rules, each listed person's beneficial ownership includes:

  •
  all shares the investor actually owns beneficially or of record;

  •
  all shares over which the investor has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and

  •
  all shares the investor has the right to acquire within 60 days.

        Unless otherwise indicated, all shares are owned directly, and the indicated person has sole voting and investment power. Except as indicated in the footnotes to the table below, the business address of the stockholders listed below is the address of our principal executive office, 601 Carlson Parkway, Suite 250, Minnetonka, Minnesota.

Name	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned(1)
Two Harbors Investment Corp.(2)	17,824,647	45.3%
Brian C. Taylor	25,000	*
Irvin R. Kessler(3)	2,113,943	5.4%
Thomas Siering	30,000	*
Tanuja M. Dehne(4)	2,703	*
Stephen G. Kasnet(4)	2,703	*
William W. Johnson(4)	2,703	*
Thomas W. Brock(4)	7,703	*
Ronald N. Weiser(4)	2,703	*
David N. Miller	22,500	*
Christine Battist(5)	12,662	*
Timothy W.J. O'Brien	3,250	*
Patrick Freydberg(5)	15,162	*
All directors and executive officers as a group (12 persons)	2,241,032	5.7%

*
Represents less than 1% of the common stock outstanding.

(1)
Based on 39,313,470 shares of common stock outstanding as of March 29, 2013. Does not include any shares that may be issued upon exchange of common units into shares of our common stock beginning December 19, 2013.

(2)
Thomas Siering, Chief Executive Officer of Two Harbors Investment Corp., may be deemed to have voting and investment power with respect to such shares held by Two Harbors Investment Corp. Mr. Siering disclaims beneficial ownership with respect to such shares except to the extent of his pecuniary interest therein, including those shares Mr. Siering may receive in any distribution of our shares as a stockholder of Two Harbors Investment Corp. The address for this entity is 601 Carlson Parkway, Suite 1400, Minnetonka, Minnesota. On March 18, 2013, Two Harbors announced its expected distribution by Two Harbors Investment Corp. (NYSE: TWO) of all 17,824,647 of the shares of common stock of Silver Bay held by Two Harbors, by way of a special dividend from Two Harbors to its stockholders. Two Harbors also announced that the special dividend is expected to occur on or about April 24, 2013 to common stockholders of Two Harbors of record at the close of business on April 2, 2013. Following the distribution of these shares by Two Harbors, Two Harbors will no longer own any shares of our common stock.

(3)
Consists of (a) 1,798,189 shares received in connection with the Formation Transactions, of which (i) 1,435,585 shares are held by Mr. Kessler through various ownership entities and (ii) 362,604 shares received by the Kessler Family Limited Partnership, and (b) 315,754 shares of our common stock purchased by entities affiliated with Mr. Kessler, of which (i) 100,000 shares are held by the Kessler Family Limited Partnership and (ii) 215,754 shares are held by Provident Premier Master Fund Ltd. Mr. Kessler is the Managing Member of Provident and has sole voting and dispositive power over the shares held by Provident as well as the shares held by the Kessler Family Limited Partnership and Provident Premier Master Fund Ltd. Mr. Kessler disclaims beneficial ownership with respect to the shares the Kessler Family Limited Partnership and Provident Premier Master Fund Ltd. except to the extent of his pecuniary interest therein.

(4)
Includes 2,703 shares of restricted stock granted on December 19, 2012 to each independent director. These shares will vest on the first anniversary of the date of grant, subject to continued service to the company.

(5)
Includes 12,162 shares of restricted stock granted on December 19, 2012 to each of our Chief Operating Officer and Chief Financial Officer. One third of the shares will vest on each of the first, second and third anniversaries of the date of grant, subject to continued service to the company.

RELATED PARTY TRANSACTIONS

Initial Public Offering and Formation Transactions

        Concurrently with our initial public offering on December 19, 2012, we completed a series of formation transactions, or the Formation Transactions, through which we acquired our initial portfolio of single-family properties from Two Harbors and the owners of the Provident Entities. In the Formation Transactions:

  •
  Two Harbors Asset I, LLC, a wholly owned subsidiary of Two Harbors, received 17,824,647 shares of our common stock and 1,000 shares of our 10% cumulative redeemable preferred stock with an estimated value as of the date of the transaction of approximately $330.6 million (based on the initial offering price of our common stock of $18.50); and

  •
  Irvin R. Kessler, through entities that owned membership interests in the Provident Entities prior to the Formation Transactions, received 1,798,189 shares of our common stock with a transaction date value of approximately $33.3 million (based on the initial offering price of our common stock of $18.50).

        In connection with our initial public offering, our executive officers and certain directors were invited to participate in a directed share program to purchase shares of our common stock at the initial public offering price. The following directors and officers participated in the directed shares program in the amounts listed below:

Name and Address	Number of Shares Purchased	Aggregate Purchase Price(1)
Brian C. Taylor	25,000	$462,500
Irvin R. Kessler(2)	300,000	$5,550,000
Thomas Siering	25,000	$462,500
David N. Miller	12,500	$231,250
Christine Battist	500	$9,250
Timothy W.J. O'Brien	1,250	$23,125
Patrick Freydberg	3,000	$55,500

(1)
Based on the initial offering price to the public of $18.50 per share.

(2)
Consists of (i) 100,000 shares purchased by the Kessler Family Limited Partnership and (ii) 200,000 shares purchased by Provident Premier Master Fund Ltd. Mr. Kessler is the Managing Member of Provident and has sole voting and dispositive power over the shares held by Provident as well as the shares held by the Kessler Family Limited Partnership and Provident Premier Master Fund Ltd.

        We also reimbursed our Manager, Two Harbors and the Provident Entities for direct and allocated costs incurred by them on our behalf in connection with our initial public offering in an aggregate amount of $1.0 million.

Advisory Management Agreement and Property Management and Acquisition Services Agreement

        Pursuant to the advisory management agreement, which we entered into with our Manager in December 2012 in connection with the Formation Transactions, our Manager provides the day-to-day management of our operations. The management agreement requires our Manager to manage our business affairs in conformity with the policies and the investment guidelines that are approved and monitored by our board of directors. Our Manager has agreed not to provide these services to anyone other than us, our subsidiaries and any future joint venture in which we are an investor prior to December 19, 2015. The management agreement requires us to pay our Manager an advisory management fee and to reimburse it for various expenses. The management agreement has an initial three-year term and will be renewed for one-year terms thereafter unless terminated by either us or our Manager. Our Manager is entitled to receive a termination fee from us, under certain circumstances. Our Manager is a joint venture between Pine River and Provident and these entities, along with Messrs. Kessler, O'Brien, Siering and Taylor have a direct or indirect interest in the fees paid to our Manager.

        In 2012, we incurred charges of $245,000 related to the advisory management agreement, of which $175,000 was the advisory management fee and the balance represented expense reimbursement for general and administrative and compensation expenses of our Manager.

        Pursuant to the property management and acquisition services agreement, which we entered into with Silver Bay Property Corp., or our Manager's operating subsidiary, in December 2012 in connection with the Formation Transactions, our Manager's operating subsidiary will execute the investment strategy established by our Manager by finding and acquiring single-family properties on our behalf and performing renovation and property management services for our properties. Our Manager's operating subsidiary has agreed not to provide these services to anyone other than us, our subsidiaries or affiliates prior to December 19, 2015. The property management and acquisition services agreement requires us to pay our Manager's operating subsidiary a property management fee, the amount of which reduces the fee we pay to our Manager. We must also reimburse our Manager's operating subsidiary for certain expenses.

        In 2012, the Company incurred direct expense reimbursements of $308,000 and property management fees of $10,000.

        Our officers also are employees or partners of Pine River, an affiliate of our Manager. As a result, the management agreement between us and our Manager and the property management and acquisition services agreement between us and our Manager's operating subsidiary were negotiated between related parties, and their terms, including fees and other amounts payable, may not be as favorable to us as if they had been negotiated with unaffiliated third parties.

  Director Designation Agreement

        In connection with the Formation Transaction and the closing of our initial public offering, we went entered into a director designation agreement with Two Harbors that allows Two Harbors to designate two individuals for nomination for election to our Board of Directors. By action of its independent directors, Two Harbors has designated Stephen G. Kasnet and William W. Johnson, who currently serve on our Board of Directors and are nominees for re-election at the 2013 Annual Meeting. Pursuant to the director designation agreement, the designees must qualify as independent directors, as defined under the rules of the SEC and NYSE and our Board of Directors has determined that Mr. Kasnet and Mr. Johnson are so qualified. Two Harbors will continue to have the right to re-designate them, or to designate other qualifying individuals in their stead, for nomination for election to our Board of Directors, to serve until our 2014 Annual Meeting.

  Additional Consideration in the Formation Transactions

        In connection with the Formation Transactions, we agreed to pay Two Harbors and the prior investors in the Provident Entities, including entities controlled by Irvin R. Kessler, one of our directors, additional consideration based on our fully-diluted market capitalization, which amounts reduce the advisory management fee payable to our Manager. In 2012, the Company accrued $151,000 in such additional consideration payable to Two Harbors and entities controlled by Mr. Kessler.

  Registration Rights Agreement

        In connection with the Formation Transactions, we entered into a registration rights agreement with Two Harbors and the prior owners of the Provident Entities, including entities controlled by Irvin R. Kessler, one of our directors, to register the shares they received in the Formation Transactions. Those registration statements have been filed and declared effective, and we paid all expenses incurred in connection with the filing of such registration statements.

  Related Person Transaction Policies

        Our advisory management agreement places restrictions on our Manager when entering into transactions with its related parties. These limitations include prohibitions on entering into transactions with affiliates of our Manager that are not approved by a majority of our independent directors in certain circumstances. The Audit Committee also adopted and administers the Company's related person transaction policy, which is in writing and which was adopted by the Audit Committee. Under this policy, the Audit Committee must examine any transactions between the company and a "related person". With respect to the Audit Committee's responsibilities, "related persons" are (i) directors and executive officers of the company, (ii) beneficial owners of more than 5% of any class of the company's equity securities, (iii) immediate family members of the foregoing, and (iv) firms in which any of the foregoing are employed or have a greater than 5% beneficial interest. The thresholds for the application of this policy are transactions in which the amount exceeds $120,000, except for certain pre-approved transactions that do not affect the determination of director independence.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K require that our directors and executive officers, and any persons holding more than 10% of our common stock ("10% holders"), file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% holders are required by Item 405 of Regulation S-K to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on a review of the copies of such reports furnished to us or written representations from reporting persons that all reportable transactions were reported, we believe that during the fiscal year ended December 31, 2012, all reports required to be filed pursuant to Section 16(a) by such executive officers, directors and 10% holders were timely filed.

OTHER INFORMATION

Stockholder Proposals and Director Nominations for 2014 Annual Meeting

        Our 2014 Annual Meeting is expected to be held in the third week of May 2014. If a stockholder intends to submit a proposal for inclusion in our proxy statement for our 2014 annual meeting pursuant to Rule 14a-8 under the Exchange Act, the stockholder proposal must be received by the Secretary of Silver Bay Realty Trust Corp., 601 Carlson Parkway, Suite 250, Minnetonka, Minnesota 55305, on or

before December 10, 2013. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, the proposal will be included in our proxy statement and proxy card relating to such meeting. Such proposals should be submitted by certified mail, return receipt requested. Nothing in this paragraph shall be deemed to require us to include any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC in effect at that time.

        Stockholders may (outside of Rule 14a-8) nominate candidates for election to the Board of Directors or propose business for consideration at our 2014 Annual Meeting under Maryland law and our Bylaws. Our Bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to our Board of Directors and the proposal of other business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board of Directors or (3) by a stockholder who was a stockholder of record both at the time of giving the notice required by our Bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions set forth in our Bylaws. Under our Bylaws, notice of such a nomination or proposal of other business must generally be provided to the Secretary not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting. In addition, any such nomination or proposal must include the information required by our Bylaws. Accordingly, any stockholder who intends to submit such a nomination or such a proposal at our 2014 Annual Meeting of Stockholders must notify us in writing of such proposal by December 10, 2013, but in no event earlier than November 10, 2013.

        The Board of Directors does not intend to bring other matters before the Annual Meeting except items incident to the conduct of the meeting. However, on all matters properly brought before the meeting by the Board of Directors or others, the persons named as proxies in the accompanying proxy, or their substitutes, will vote on such matters in their discretion.

Directions to Annual Meeting

        The 2013 Annual Meeting of Stockholders of Silver Bay Realty Trust Corp. will be held at The Grand Hotel Minneapolis, Grand Ballroom, 615 Second Avenue South, Minneapolis, MN 55402 on Wednesday, May 22, 2013, at 9:00 a.m. Central Time. If you need assistance with directions to the Annual Meeting, please contact our Investor Relations general inquiries line at (952) 358-4400.

See the reverse side of this notice to obtain proxy materials and voting instructions. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. 0000173517_1 R1.0.0.51160 SILVER BAY REALTY TRUST CORP. Annual Meeting May 22, 2013 May 22, 2013 9:00 AM CDT April 01, 2013 The Grand Hotel Minneapolis Grand Ballroom 615 Second Avenue South Minneapolis, MN 55402

How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX . XXXX XXXX XXXX 0000173517_2 R1.0.0.51160 1. Notice & Proxy Statement 2. Annual Report Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 08, 2013 to facilitate timely delivery.

Voting items 0000173517_3 R1.0.0.51160 The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Thomas W. Brock 02 Tanuja M. Dehne 03 William W. Johnson 04 Stephen G. Kasnet 05 Irvin R. Kessler 06 David N. Miller 07 Thomas Siering 08 Brian C. Taylor 09 Ronald N. Weiser The Board of Directors recommends you vote FOR the following proposal(s): 2 Ratification of the selection of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2013. NOTE: The proxies are authorized to vote in their discretion on any matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Voting Instructions 0000173517_4 R1.0.0.51160

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0000173519_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Thomas W. Brock 02 Tanuja M. Dehne 03 William W. Johnson 04 Stephen G. Kasnet 05 Irvin R. Kessler 06 David N. Miller 07 Thomas Siering 08 Brian C. Taylor 09 Ronald N. Weiser SILVER BAY REALTY TRUST CORP. 601 CARLSON PARKWAY SUITE 250 MINNETONKA, MN 55305 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2 Ratification of the selection of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2013. NOTE: The proxies are authorized to vote in their discretion on any matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions)

0000173519_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com . SILVER BAY REALTY TRUST CORP. Annual Meeting of Stockholders May 22, 2013 9:00 a.m. Central Time This proxy is solicited by the Board of Directors The undersigned hereby authorizes and appoints David Miller and Christine Battist, and each of them, as proxies, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders to be held at The Grand Hotel Minneapolis, Grand Ballroom, 615 Second Avenue South, Minneapolis, MN 55402, on Wednesday, May 22, 2013, at 9:00 a.m. Central Time, and at any postponements or adjournments thereof, and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the stockholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director, FOR ratification of the appointment of auditors, and according to the discretion of the proxy holders on any other matters that may properly come before the meeting or any postponement or adjournment thereof. This proxy is revocable. The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the notice and proxy statement relating to the Annual Meeting of Stockholders. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side